Exhibit 99.1

NOTICE OF BLACKOUT PERIOD

TO DIRECTORS AND EXECUTIVE OFFICERS OF

THE BANK OF NEW YORK MELLON CORPORATION

To:	Members of the Board of Directors and Executive Officers of The Bank of New York Mellon Corporation

From:	The Bank of New York Mellon Corporation

Date:	February 23, 2009

Pursuant to the Sarbanes-Oxley Act of 2002 (the “Act”), The Bank of New York Mellon Corporation (“BNY Mellon”) is required to notify you of upcoming temporary restrictions that will be placed on your ability to engage in certain activities regarding BNY Mellon securities. These temporary restrictions are mandated by the Act due to the blackout period impacting the Mellon 401(k) Retirement Savings Plan and The Employee Savings & Investment Plan of the Bank of New York Company Inc. (collectively, the “Plans”).

The blackout period for the Plans is expected to begin on Wednesday, March 25, 2009 at 4:00 pm Eastern Time and is expected to end during the week of April 6, 2009 (the “Blackout Period”). The purpose of the Blackout Period is (i) to implement the merger of the Plans to form The Bank of New York Mellon Corporation 401(k) Savings Plan (the “BNY Mellon 401(k) Plan”); (ii) to adopt new investment options for the BNY Mellon 401(k) Plan; and (iii) to effect a transition of the Plans’ administration to a new recordkeeper.

During the Blackout Period, participants in the Plans will be temporarily unable to access their Plan accounts, including being unable to direct or diversify investments, change contribution rates, or obtain loans or distributions. These restrictions were described in a Blackout Period notice that was distributed to each participant and beneficiary under the Plans on February 17, 2009. The form of notice applicable to participants and beneficiaries in each Plan is attached.

Since the Plans include BNY Mellon common stock as an investment option, the Act requires that you be prohibited from directly or indirectly purchasing, exercising, selling, or otherwise transferring equity securities of BNY Mellon during the Blackout Period other than in an exempt transaction if those securities were acquired in connection with your service or employment as a director or executive officer of BNY Mellon. These prohibitions are in addition to any other restrictions to which you may be subject under the BNY Mellon Personal Securities Trading Policy.

For more information about the Blackout Period, or to obtain the actual end date of the Blackout Period, please contact Richard Pearlman at The Bank of New York Mellon Corporation, One Mellon Center, 500 Grant Street, Pittsburgh, PA 15219 or via telephone at (412) 234-1029.

Important Notice concerning your rights

under The Bank of New York Employee Savings and Investment Plan

February 16, 2009

The Bank of New York Mellon Corporation has selected ING as the new recordkeeper for The Bank of New York Employee Savings and Investment Plan. The move to ING will take place during the late March and early April 2009 timeframe. This notice provides you with important information about your account and how it will transition to ING.

1.	This notice is to inform you that the company will be introducing a redesigned 401(k) plan on or about April 6, 2009. With this change, The Bank of New York Employee Savings and Investment Plan and the Mellon 401(k) Retirement Savings Plan will be merged to form The Bank of New York Mellon Corporation 401(k) Savings Plan.

2.	As a result of these changes, you will be temporarily unable to access your account under The Bank of New York Employee Savings and Investment Plan, including being unable to direct or diversify investments in your individual accounts, change your contribution rate, request a loan or request a distribution. Note, this restriction includes any Bank of New York Mellon common stock holdings you may have in The Bank of New York Employee Savings and Investment Plan.

This period, during which you will be unable to exercise these rights otherwise available under The Bank of New York Employee Savings and Investment Plan, is commonly referred to as the “transition period” in other communication materials and includes a “blackout period” when you will not have access to your account. Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this transition and blackout period may affect your retirement planning, as well as your overall financial plan.

3.	The transition period for The Bank of New York Employee Savings and Investment Plan is expected to begin on Wednesday, March 18, 2009, at 4 p.m. Eastern Standard Time (EST) and is expected to end during the week of April 6, 2009. During the week of April 6, 2009, you will receive additional communications announcing when the transition period has ended. You can also determine whether the transition period has ended by visiting the new Plan Web site at www.bnymellon401k.com or by calling the Human Resources Client Service Center at 1-800-947-HR4U (4748) and pressing option 1. Please refer to the enclosed insert for specific cut-off dates for various transitions.

4.	During the blackout period, commencing on March 25, 2009, at 4 p.m. EST, you will be unable to direct or diversify the assets held in your Bank of New York Employee Savings and Investment Plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period.

For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

5.	If you have questions concerning this notice or the blackout period, you should contact:

•	Before the blackout period begins at 4 p.m. EST on March 25, 2009, call 1-866-310-4015 and press option 1 or visit at www.banknysavings.com.

•	Beginning the week of April 6, 2009, call 1-800-947-HR4U (4748) and press 1 or visit www.bnymellon401k.com.

BNYSO021609

Important Notice concerning your rights

under the Mellon 401(k) Retirement Savings Plan

February 16, 2009

The Bank of New York Mellon Corporation has selected ING as the new recordkeeper for the Mellon 401(k) Retirement Savings Plan. The move to ING will take place during the late March and early April, 2009 timeframe. This notice provides you with important information about your account and how it will transition to ING.

1.	This notice is to inform you that the company will be introducing a redesigned 401(k) plan on or about April 6, 2009. With this change, The Bank of New York Employee Savings and Investment Plan and the Mellon 401(k) Retirement Savings Plan will be merged to form The Bank of New York Mellon Corporation 401(k) Savings Plan.

2.	As a result of these changes, you will be temporarily unable to access your account under the Mellon 401(k) Retirement Savings Plan, including being unable to direct or diversify investments in your individual accounts, change your contribution rate, request a loan or request a distribution. Note, this restriction includes any Bank of New York Mellon common stock holdings you may have in the Mellon 401(k) Retirement Savings Plan.

This period, during which you will be unable to exercise these rights otherwise available under the Mellon 401(k) Retirement Savings Plan, is commonly referred to as the “transition period” in other communication materials and includes a “blackout period” when you will not have access to your account. Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this transition and blackout period may affect your retirement planning, as well as your overall financial plan.

3.	The transition period for the Mellon 401(k) Retirement Savings Plan is expected to begin on Wednesday, March 18, 2009, at 4 p.m. Eastern Standard Time (EST) and is expected to end during the week of April 6, 2009. During the week of April 6, 2009, you will receive additional communications announcing when the transition period has ended. You can also determine whether the transition period has ended by visiting the new Plan Web site at www.bnymellon401k.com or by calling the Human Resources Client Service Center at 1-800-947-HR4U (4748) and pressing option 1. Please refer to the enclosed insert for specific cut-off dates for various transitions.

4.	During the blackout period commencing on March 25, 2009, at 4 p.m. EST, you will be unable to direct or diversify the assets held in your Mellon 401(k) Retirement Savings Plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period.

For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

5.	If you have questions concerning this notice or the blackout period, you should contact:

•	Before the blackout period begins at 4 p.m. EST on March 25, 2009, call 1-800-947-HR4U (4748) and press option 1 or visit www.mellon401k.com.

•	Beginning the week of April 6, 2009, call 1-800-947-HR4U (4748) and press 1 or visit www.bnymellon401k.com.

MELSO021609